PLEDGE AGREEMENT



                  This Pledge Agreement is entered into as of November 17, 1997, by and between:

PLEDGOR:          3-D GEOPHYSICAL, INC.
                  8226 Park Meadows Drive
                  Littleton, Colorado  80124

                                  AND

PLEDGEE:          SANWA BUSINESS CREDIT CORPORATION
                  550 North Brand Boulevard
                  Glendale, California 91203

         WHEREAS, 3-D Geophysical, Inc., a Delaware corporation ("Pledgor") owns ninety-nine percent (99%) of the issued and outstanding shares of capital stock of (i) Geoevaluaciones, S.A. de C.V., and (ii) Procesos Interactivos Avanzados, S.A. de C.V. (collectively, the "Companies");

         WHEREAS, Northern Geophysical of America, Inc., a Delaware corporation ("Borrower") has received or will receive loans and other financial accommodations made by Sanwa Business Credit Corporation ("Pledgee") pursuant to a Loan and Security Agreement dated as of the date hereof between Borrower and Pledgee (the "Loan Agreement");

         WHEREAS, in consideration for such financial accommodations, Pledgor has guarantied the obligations of Borrower to Pledgee pursuant to a Secured Continuing Corporate Guaranty dated as of the date hereof (the "Guaranty"), which Guaranty is secured by, among other things, this Pledge Agreement.

         NOW THEREFORE, for value received, and in consideration of the foregoing recitals, Pledgor and Pledgee hereby agree as follows:

         1. Pledge of Collateral and Delivery of Pledged Collateral.

                  1.1 Pledgor hereby pledges and assigns to Pledgee and grants to Pledgee a security interest in all of the Collateral described in Section 2 below, whether now owned or hereafter acquired, now or at any time hereafter in the possession, custody or control of Pledgee or its agents, whether held for safekeeping, in a safe deposit box, or otherwise ("Collateral") to secure prompt payment and full performance of the obligations described in Section 3 below (collectively, "Obligations").

                  1.2 Pledgor hereby delivers to Pledgee all certificates or instruments representing or evidencing the Collateral duly endorsed "en garantia," together with a certified copy of the stock registry book of each of the Companies evidencing the registration of this pledge therein. Pledgee shall have the right, at any time, after an Event of Default (as defined herein), in its reasonable discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Collateral. In


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addition,  Pledgee shall have the right at any time to exchange  certificates or
instruments   representing   or  evidencing   Collateral  for   certificates  or
instruments of smaller or larger denominations.

         2. Collateral. The Collateral consists of the following:

                  2.1 Sixty-five percent (65%) in the aggregate of the shares of common stock of the Companies, all such stock owned beneficially and of record by Pledgor and listed on Schedule I attached hereto and made a part hereof, and all cash, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect thereof or in exchange for all or any part thereof, including without limitation, stock dividends, warrants, rights to subscribe, conversion rights, liquidating dividends and other stock rights, and in the event Pledgor receives any of the foregoing, Pledgor acknowledges that the same shall be received IN TRUST for Pledgee and agrees immediately to deliver the same to Pledgee in original form of receipt, together with any stock or bond powers, assignments, endorsements or other documents or instruments as Pledgee may reasonably request to establish, protect or perfect Pledgee's interest in respect of such Collateral; and

                  2.2 Subject to the terms of Section 7.1.2 hereof, all other property hereafter delivered to Pledgee (or any agent or bailee holding on behalf of Pledgee) by Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect thereof or in exchange for all or any part thereof, including without limitation, stock dividends, warrants, rights to subscribe, conversion rights, liquidating dividends and other stock rights, and in the event Pledgor receives any of the foregoing, Pledgor acknowledges that the same shall be received IN TRUST for Pledgee and agrees immediately to deliver the same to Pledgee in original form of receipt, together with any stock or bond powers, assignments, endorsements or other documents or instruments as Pledgee may request to establish, protect or perfect Pledgee's interest in respect of such Collateral; and

                  2.3 All proceeds of all of the foregoing.

         3. Obligations. The Obligations secured under this Pledge Agreement are the obligations of Pledgor under the Guaranty and under this Pledge Agreement, and all extensions, amendments, modifications and renewals of any of the foregoing.

         4. Representations and Warranties. Pledgor represents and warrants on the date hereof, and shall be deemed to represent and warrant on the date of each loan or advance made by Pledgee to Borrower, that:

                  4.1 Pledgor is the sole legal, beneficial and, if applicable, record owner of the Collateral (or, in the case of after-acquired Collateral, will be the sole such owner thereof), having good and marketable title thereto, free of all liens, security interests, encumbrances or claims of any kind;


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                  4.2 All information  heretofore,  herein or hereafter given to
Pledgee by or on behalf of Pledgor is complete, true and correct.

                  4.3 All shares of stock constituting Collateral (a) have been duly and validly issued in compliance with all applicable laws, (b) are fully paid, nonassessable (liberadas) and free of preemptive rights, (c) are not subject to any restrictions upon the voting rights or upon the transfer thereof other than as may appear on the face of the certificates evidencing such Collateral, and (d) include not less than 65% of the issued and outstanding shares of each class of voting stock of each of the Companies;

                  4.4 Pledgor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Pledge Agreement;

                  4.5 This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms;

                  4.6 Upon delivery to Pledgee of the certificates evidencing the Collateral, endorsed "en garantia" and the registration of this pledge in the registry books of the Companies, the security interest created herein will constitute a valid, perfected first priority security interest in the Collateral enforceable in accordance with its terms against all creditors of Pledgor and any person purporting to purchase any Collateral from Pledgor.

                  4.7 The execution, delivery and performance of this Pledge Agreement do not (i) violate any provisions of law or any order of any court or other agency of government, or (ii) contravene any provision of any material contract or agreement to which Pledgor is a party or by which Pledgor or Pledgor's assets are bound; and

                  4.8 Each of the representations and warranties set forth in Paragraph 16 of the Guaranty is accurate and complete as of the date hereof.

         5. Covenants of Pledgor. Until the Obligations are paid in full, Pledgor agrees to:

                  5.1 Preserve and protect the Collateral as a first priority, perfected security interest;

                  5.2 Not create, incur, assume or permit to exist any liens, encumbrances, security interests, levies, assessments or charges on or in any of the Collateral, except those approved in advance in writing by Pledgee;

                  5.3  Promptly  pay  and  discharge   before  the  same  become
delinquent all taxes, assessments and governmental charges or levies imposed on Pledgor or any of the Collateral;

                  5.4 Not sell, encumber, or otherwise dispose of or transfer any Collateral, or any right or interest therein and agrees that it will (i) cause the Companies not to issue any other voting stock in addition to or in substitution for the Collateral, except to Pledgor, or in connection with outstanding stock options or with the prior written consent of Pledgee and (ii) pledge hereunder, immediately upon Pledgor's acquisition (directly or


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indirectly)  thereof, any and all additional shares of stock or other securities of the Companies;

                  5.5 Appear in and defend, at Pledgor's own expense, any action or proceeding which may affect Pledgor's title to or Pledgee's interest in the Collateral;

                  5.6 Procure or execute and deliver, from time to time, in form and substance satisfactory to Pledgee, any stock powers, bond powers, endorsements, assignments, financing statements, estoppel certificates or other writings deemed necessary or appropriate by Pledgee to perfect, maintain or protect Pledgee's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Pledgee may request to effectuate the intent of this Pledge Agreement;

                  5.7 If Pledgee gives value to enable Pledgor to acquire rights in or use of any Collateral, use such value only for such purpose;

                  5.8 Keep separate, accurate and complete records of the Collateral and provide Pledgee with access thereto and to Pledgor's financial records, in each case with the right to make extracts therefrom;

                  5.9 Provide Pledgee with copies of all reports filed by the Companies or Pledgor with the Securities and Exchange Commission within ten (10) business days after the last date such report is required to be filed;

                  5.10 Provide Pledgee with such other information pertaining to the Collateral as Pledgee may reasonably request from time to time;

                  5.11 Maintain and preserve its corporate or other legal existence and that of its majority-owned subsidiaries, including, without limitation, the Companies, and all rights, privileges, franchises and other authority necessary for the conduct of their respective businesses; and

                  5.12 Continue its operations in the same form and structure of business (i.e., corporate, partnership, individual) as currently conducted, and not merge or consolidate with or acquire or be acquired by any other corporation, partnership, entity or person, without Pledgee's prior written consent; and

                  5.13 At all times comply with the covenants and agreements set forth in the Guaranty.

         6. Authorized Action by Pledgee.

                  6.1  Pledgor  hereby  irrevocably   appoints  Pledgee  as  its
attorney-in- fact to do (but Pledgee shall not be obligated to and shall not incur any liability to Pledgor or any third party for failure so to do) any act which Pledgor is obligated by this Pledge Agreement to do, and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to:


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                           6.1.1 collect by legal  proceedings  or otherwise and
endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or in respect of proceeds and other sums and property now or hereafter payable on or in respect of the Collateral, including dividends and interest payments;

                           6.1.2  enter  into  any  extension,   reorganization,
deposit, merger or consolidation agreement or other agreement pertaining to the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange therefor, and do and perform such acts and things as it may deem proper, and any money or property secured in exchange therefor shall be applied to the Obligations or held by Pledgee pursuant to the provisions of this Pledge Agreement;

                           6.1.3 protect and preserve the Collateral;

                           6.1.4  transfer  the  Collateral  to  its  own or its
nominee's name; and

                           6.1.5 make any compromise,  settlement or adjustment,
and take any action it deems advisable, with respect to the Collateral;

provided, however, that Pledgee shall only exercise such rights after the occurrence and during the continuation of an Event of Default (as defined herein), except that upon the cure of any Event of Default, Pledgee shall have the right to complete any action commenced by it during such Event of Default.

                  6.2 Pledgor agrees to reimburse Pledgee upon demand for any costs and expenses, including attorneys' fees, Pledgee may incur while acting as Pledgor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby and are payable upon demand. It is further agreed and understood between the parties hereto that such care as Pledgee gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Pledgee's possession; provided, however, that Pledgee shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

                  6.3 If Pledgor's records are prepared or retained by a computer service company or any accountant or accounting service, so long as any Obligations are outstanding, Pledgor grants Pledgee the absolute and irrevocable right to inspect such records, receive duplicate copies of all information furnished to Pledgor and prepared by such company, accountant or accounting service, and agrees to furnish such consents as may be necessary to effectuate the same. Pledgor further agrees to promptly notify Pledgee of the name and address of such company, accountant or accounting service and of any change in respect thereof.

                  6.4 All the foregoing powers authorized herein, being coupled with an interest, are irrevocable so long as any Obligations are outstanding.


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         7. Transfer, Voting, Dividends, Etc.

                  7.1 Notwithstanding any other provision hereof, so long as no Event of Default (as defined herein) shall have occurred and be continuing:

                           7.1.1  Pledgor  shall be  entitled  to  exercise  all
voting powers pertaining to all shares of stock and other securities constituting Collateral for all purposes not inconsistent with the terms of the Loan Agreement and this Pledge Agreement;

                           7.1.2 To the extent  permitted in the Loan Agreement,
Pledgor shall be entitled to receive and retain all dividends (other than stock or liquidating dividends) and all interest payments payable in respect of the Collateral; provided, however, that all stock or property representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the shares of stock constituting Collateral or resulting from a split-up, revision or reclassification of such Collateral or received in exchange therefor, as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Pledgee immediately upon receipt thereof by Pledgor, and shall be retained by Pledgee as Collateral hereunder; and

                           7.1.3 in order to permit  Pledgor  to  exercise  such
voting powers and to receive such dividends Pledgee shall, if necessary, upon the written request of the Pledgor, from time to time, execute and deliver to Pledgor appropriate proxies.

                  7.2 If any Event of Default (as defined herein) shall have occurred and while the same is continuing:

                           7.2.1 Pledgee, or its nominee or nominees,  shall, at
its option (after notice to Pledgor of Pledgee's intent to exercise such rights), have the sole and exclusive right to exercise all voting powers pertaining to the shares of stock constituting Collateral, and shall exercise such powers in such manner as Pledgee may elect, and Pledgor hereby grants Pledgee an irrevocable proxy, coupled with an interest to vote such shares of stock; provided, however, that such proxy shall terminate upon termination of Pledgee's security interest therein; and

                           7.2.2 All dividends and other distributions made upon
or in respect of shares of stock constituting Collateral and all interest payments shall be paid directly to and shall be retained by Pledgee as Collateral hereunder.

         8. Default and Remedies.

                  8.1 The occurrence of any of the following events or conditions (herein "Events of Default") shall, at the option of Pledgee and without notice to or demand on Pledgor, constitute an Event of Default hereunder:

                           8.1.1 any  Default,  under and as defined in the Loan
Agreement, shall have occurred and be continuing;

                           8.1.2  breach,  violation or  non-performance  of any
warranty, covenant or undertaking on Pledgor's part hereunder; or


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                           8.1.3  breach,  violation or  non-performance  of any
warranty, covenant or undertaking on Pledgor's part under any other agreement with Pledgee (including, without limitation, the Guaranty).

                  8.2 Upon the occurrence of any Event of Default, Pledgee may, at its option, without notice to or demand on Pledgor, declare all Obligations immediately due and payable, and Pledgee shall have all the default rights and remedies of a secured party under Chapter 5 of Division 9 of the California Uniform Commercial Code and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to Pledgor, at Pledgee's sole option and as Pledgee in its sole discretion may deem advisable:

                           8.2.1 to  settle,  compromise  or  release,  on terms
acceptable to Pledgee, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, in Pledgee's name or in the name of Pledgor, in respect thereof;

                           8.2.2 to apply to the payment of the Obligations,  or
set-off or collect the Collateral, notwithstanding any forfeiture of interest or loss of other rights of Pledgor against any obligor on the Collateral resulting from such action; and

                           8.2.3 to sell or otherwise dispose of the Collateral,
or any part thereof, either at public or private sale, on any broker's board or securities exchange, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Pledgee.

                  8.3 The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first, to the expenses (including all attorneys' fees) of holding, storing, preparing for sale, selling, collecting, liquidating and the like, including any brokerage commissions and stamp or transfer taxes, and then to the satisfaction of all Obligations secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in Pledgee's absolute discretion.

                  8.4  If  by  reason  of  any  prohibition   contained  in  the
Securities Act of 1933, as now or hereafter in effect, or in applicable California or other state securities laws, as now or hereafter in effect, or in any rules or regulations pertaining to any of the foregoing laws, Pledgee believes it is compelled to resort to one or more private sales of shares of stock constituting Collateral to a single purchaser or a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, Pledgor acknowledges and agrees that private sales of such Collateral may be held notwithstanding that such sales may be at prices and on other terms less favorable to Pledgor than if such Collateral were sold at public sale. Pledgor further agrees that Pledgee has no obligation to delay the sale of any such Collateral for the period of time necessary to permit registration of the Collateral, even if the issuer thereof would, or should, agree to register such Collateral for public sale under applicable securities laws. Pledgor specifically agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a "commercially reasonable" manner.


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

                  8.5 Pledgor further acknowledges and recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral and may be compelled to resort to one or more private sales of shares of stock constituting Collateral to a single purchaser or a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgee has no obligation to delay the sale of any Collateral to permit the issuer thereof to register it for public sale under the Securities Act.

         9. Duty of Pledgee. Pledgee shall not be under any duty or obligation whatsoever to collect any dividends, interest or other payments due or accruing in respect of the Collateral or to take any action to preserve rights in connection with any Collateral, including, without limitation, making or giving any presentment, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any Collateral.

         10. Cumulative Rights. The rights, powers and remedies of Pledgee under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee under any statute or rule of law, this Pledge Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

         11. Waiver. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Pledgee. Pledgor waives any right to require Pledgee to proceed against any person or to exhaust any Collateral or to pursue any remedy in Pledgee's power prior to pursuing Pledgor in respect of the Obligations.

         12. Setoff. Pledgor agrees that Pledgee may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

         13. Binding Upon Successors. All rights of Pledgee under this Pledge Agreement shall inure to the benefit of its successors and assigns, and all obligations of Pledgor shall bind the representatives, and successors and assigns of the Pledgor.

         14. Waiver of Suretyship Defenses. Pledgor hereby reaffirms each of the waivers given in the Guaranty as if each such waiver was fully set forth herein.

         15. Substituted Collateral; Additional Collateral. Pledgor may substitute Collateral under this Pledge Agreement provided that any Collateral proposed for substitution is satisfactory to Pledgee in Pledgee's sole discretion. As of the date of delivery of any Collateral approved for substitution by Pledgee pursuant to this Section 15 or otherwise approved as additional security pursuant to this Pledge Agreement, Pledgor represents and warrants to Pledgee that (1) Pledgor will own such shares, certificates and instruments free and clear of any right of any other person or entity, and (2) Pledgor will have good and marketable title to the shares, certificates and instruments and have the right to pledge such


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shares,  certificates  or  instruments  pursuant  to this Pledge  Agreement.  By delivery of such substituted or additional Collateral, Pledgor shall have represented and warranted that Pledgee has a valid, perfected, first priority security interest in such shares, certificates and instruments and the proceeds thereof free and clear of all liens, claims and rights of third parties whatsoever. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge of the Collateral or any substituted or additional Collateral have been paid and will hereafter be paid by Pledgor as such become due and payable.

         16. Entire Agreement; Severability. This Pledge Agreement contains the entire pledge agreement between Pledgee and Pledgor with respect to the Collateral. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         17. Return; Acquittance. Pledgee may at any time deliver any Collateral to Pledgor and the receipt thereof by Pledgor shall be a complete and full acquittance in respect of the Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

         18. References. As used herein, terms in the singular include the plural. The captions or titles of the sections of this Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         19. Choice of Law. This Pledge Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code. Pledgor and Pledgee each irrevocably and unconditionally submits to the jurisdiction of the Superior Court of the State of California for the County of Los Angeles or the United States District Court of the Central District of California, or if required, the Municipal Court of the State of California for the County of Los Angeles, in connection with any legal action or proceeding arising out of or relating to this Pledge Agreement, and Pledgor waives any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding.

         20. Jury Trial. PLEDGOR AND PLEDGEE WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE OBLIGATIONS HEREIN.

         21. Notice. Any written notice, consent or other communication provided for in this Pledge Agreement shall be delivered or sent by first-class mail, with postage prepaid, to the party to be notified, to the mailing address specified in the introductory section hereof. Such addresses may be changed by written notice as provided herein.

         22. Expenses. Pledgor will reimburse Pledgee for all out-of-pocket expenses incurred by Pledgee arising out of the enforcement of this Agreement, including without limitation, attorneys' fees and costs whether or not suit is filed.

         23. Indemnification. Pledgor agrees to pay, and on demand to indemnify and hold harmless, Pledgee, its successors, assigns and agents, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action and all legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any costs and expenses incurred in connection therewith, including attorneys' fees, which may result from, relate to or arise out of this Pledge Agreement or any Collateral, including the ownership, purchase, delivery, acceptance or rejection, use, possession or disposition of any item of Collateral, but not including any claims arising out of the gross negligence or willful misconduct of Pledgee or its agents.

                  EXECUTED as of November 17, 1997.

PLEDGEE:                                              PLEDGOR:
SANWA BUSINESS CREDIT                                 3-D GEOPHYSICAL, INC.
CORPORATION
By:    /s/ Timothy K. Turner                          By:    /s/ Ronald L. Koons
   --------------------------                            -----------------------

Its:     First Vice President                         Its:    Vice President

                                                    SCHEDULE I

Class of Stock                                                    No. of Shares
--------------                                                    -------------

1.  Common Stock of Geoevaluaciones, S.A.                            ________
    de C.V. registered in the name of
    3-D Geophysical, Inc.

2.  Common Stock of Procesos Interactivos                            ________
    Avanzados, S.A. de C.V.